EXHIBIT 20.1

College Loan Corporation Trust I Series 2003-2, Series 2004-1, and 2005-1
Statement to Note Holders
As of and for the period ended: 03/31/2005

Pursuant to section 11.04 of the Trust Indenture, the following is provided to the trustee by the issuer. The information shown below has not been independently verified, however it is believed to be accurate to the best of the issuer's knowledge.

(a)	the amount of payments with respect to each series of Notes paid with respect to principal during March 2005;

                          Series     Class     Principal Paid
                          -------    -----     --------------
                           2002       A-1               $0.00
                           2002       A-2               $0.00
                           2002       A-3               $0.00
                           2002       A-4               $0.00
                           2002       A-5               $0.00
                           2002       A-6               $0.00
                           2002       A-7               $0.00
                           2002       A-8               $0.00
                           2002       A-9               $0.00
                           2002       B-1               $0.00
                          2002-2      A-10              $0.00
                          2002-2      A-11              $0.00
                          2002-2      A-12              $0.00
                          2002-2      A-13              $0.00
                          2002-2      A-14              $0.00
                          2002-2      A-15              $0.00
                          2002-2      A-16              $0.00
                          2002-2      A-17              $0.00
                          2002-2      A-18              $0.00
                          2002-2      A-19              $0.00
                          2002-2      A-20              $0.00
                          2002-2      A-21              $0.00
                          2002-2      A-22              $0.00
                          2002-2      A-23              $0.00
                          2002-2      A-24              $0.00
                          2002-2      A-25              $0.00
                          2002-2      A-26              $0.00
                          2002-2      A-27              $0.00
                          2002-2      A-28              $0.00
                          2002-2      A-29              $0.00
                          2002-2      A-30              $0.00
                          2002-2      B-2               $0.00
                          2002-2      B-3               $0.00
                          2002-2      B-4               $0.00
                          2003-1      A-1               $0.00
                          2003-1      A-2               $0.00
                          2003-1      A-3               $0.00
                          2003-1      A-4               $0.00
                          2003-1      A-5               $0.00
                          2003-1      A-6               $0.00
                          2003-1      A-7               $0.00
                          2003-1      A-8               $0.00
                          2003-1      A-9               $0.00
                          2003-1      A-10              $0.00
                          2003-1      B-1               $0.00
                          2003-1      B-2               $0.00
                          2003-2      A-1               $0.00
                          2003-2      A-2               $0.00
                          2003-2      A-3               $0.00
                          2004-1      A-1               $0.00
                          2004-1      A-2               $0.00
                          2004-1      A-3               $0.00
                          2004-1      A-4               $0.00
                          2004-1      B-1               $0.00
                          2005-1      A-1               $0.00
                          2005-1      A-2               $0.00
                          2005-1      A-3               $0.00
                          2005-1      A-4               $0.00
                          2005-1      A-5               $0.00
                          2005-1      B-1               $0.00
(b)	the amount of payments with respect to each series of Notes paid with respect to interest during March 2005;

                       Series                 Class             Interest Paid
                       ------                 -----             -------------
                        2002                   A-1                  See below
                        2002                   A-2                  See below
                        2002                   A-3                  See below
                        2002                   A-4                  See below
                        2002                   A-5                  See below
                        2002                   A-6                  See below
                        2002                   A-7                  See below
                        2002                   A-8                  See below
                        2002                   A-9                  See below
                        2002                   B-1                  See below
                       2002-2                  A-10                 See below
                       2002-2                  A-11                 See below
                       2002-2                  A-12                 See below
                       2002-2                  A-13                 See below
                       2002-2                  A-14                 See below
                       2002-2                  A-15                 See below
                       2002-2                  A-16                 See below
                       2002-2                  A-17                 See below
                       2002-2                  A-18                 See below
                       2002-2                  A-19                 See below
                       2002-2                  A-20                 See below
                       2002-2                  A-21                 See below
                       2002-2                  A-22                 See below
                       2002-2                  A-23                 See below
                       2002-2                  A-24                 See below
                       2002-2                  A-25                 See below
                       2002-2                  A-26                 See below
                       2002-2                  A-27                 See below
                       2002-2                  A-28                 See below
                       2002-2                  A-29                 See below
                       2002-2                  A-30                 See below
                       2002-2                  B-2                  See below
                       2002-2                  B-3                  See below
                       2002-2                  B-4                  See below
                       2003-1                  A-1                  See below
                       2003-1                  A-2                  See below
                       2003-1                  A-3                  See below
                       2003-1                  A-4                  See below
                       2003-1                  A-5                  See below
                       2003-1                  A-6                  See below
                       2003-1                  A-7                  See below
                       2003-1                  A-8                  See below
                       2003-1                  A-9                  See below
                       2003-1                  A-10                 See below
                       2003-1                  B-1                  See below
                       2003-1                  B-2                  See below
      Total interest paid to all series above  $7,891,120.56
                       2003-2                  A-1                      $0.00
                       2003-2                  A-2                      $0.00
                       2003-2                  A-3                      $0.00
                       2004-1                  A-1                      $0.00
                       2004-1                  A-2                      $0.00
                       2004-1                  A-3                      $0.00
                       2004-1                  A-4                      $0.00
                       2004-1                  B-1                $218,640.00
                       2005-1                  A-1                      $0.00
                       2005-1                  A-2                      $0.00
                       2005-1                  A-3                      $0.00
                       2005-1                  A-4                      $0.00
                       2005-1                  A-5                      $0.00
                       2005-1                  B-1                $177,752.00
(c)	the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over; Carry over amounts $0.00

(d)	the principal balance of Financed Student Loans as of the close of business on the last day of March 2005; Principal Balance of Financed Student Loans $6,838,813,855.67

(e)	the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of March 2005, after giving effect to payments allocated to principal reported under paragraph (a) above;

                              Series      Class        Outstanding Balance
                              -------     -----        -------------------
                                2002       A-1                       $0.00
                                2002       A-2                       $0.00
                                2002       A-3              $57,100,000.00
                                2002       A-4              $73,000,000.00
                                2002       A-5              $73,000,000.00
                                2002       A-6              $73,000,000.00
                                2002       A-7              $73,000,000.00
                                2002       A-8              $73,000,000.00
                                2002       A-9              $19,900,000.00
                                2002       B-1              $42,000,000.00
                               2002-2     A-10             $100,000,000.00
                               2002-2     A-11             $100,000,000.00
                               2002-2     A-12             $100,000,000.00
                               2002-2     A-13             $100,000,000.00
                               2002-2     A-14             $100,000,000.00
                               2002-2     A-15             $100,000,000.00
                               2002-2     A-16             $100,000,000.00
                               2002-2     A-17             $100,000,000.00
                               2002-2     A-18              $80,000,000.00
                               2002-2     A-19             $100,000,000.00
                               2002-2     A-20             $100,000,000.00
                               2002-2     A-21             $100,000,000.00
                               2002-2     A-22             $100,000,000.00
                               2002-2     A-23             $100,000,000.00
                               2002-2     A-24             $100,000,000.00
                               2002-2     A-25             $100,000,000.00
                               2002-2     A-26             $100,000,000.00
                               2002-2     A-27             $100,000,000.00
                               2002-2     A-28             $100,000,000.00
                               2002-2     A-29             $100,000,000.00
                               2002-2     A-30             $100,000,000.00
                               2002-2      B-2              $40,000,000.00
                               2002-2      B-3              $40,000,000.00
                               2002-2      B-4              $40,000,000.00
                               2003-1      A-1                       $0.00
                               2003-1      A-2             $100,000,000.00
                               2003-1      A-3             $100,000,000.00
                               2003-1      A-4             $100,000,000.00
                               2003-1      A-5             $100,000,000.00
                               2003-1      A-6             $100,000,000.00
                               2003-1      A-7             $100,000,000.00
                               2003-1      A-8             $100,000,000.00
                               2003-1      A-9             $100,000,000.00
                               2003-1     A-10              $50,000,000.00
                               2003-1      B-1              $25,000,000.00
                               2003-1      B-2              $25,000,000.00
                               2003-2      A-1             $125,700,000.00
                               2003-2      A-2             $646,800,000.00
                               2003-2      A-3             $308,200,000.00
                               2004-1      A-1             $293,000,000.00
                               2004-1      A-2             $307,000,000.00
                               2004-1      A-3             $400,000,000.00
                               2004-1      A-4             $200,000,000.00
                               2004-1      B-1             $100,000,000.00
                               2005-1      A-1             $216,000,000.00
                               2005-1      A-2             $393,000,000.00
                               2005-1      A-3             $300,000,000.00
                               2005-1      A-4             $214,000,000.00
                               2005-1      A-5             $137,000,000.00
                               2005-1      B-1              $40,000,000.00
(f)	the interest rate for any series of variable rate Notes for March 2005, indicating how such interest rate is calculated;

                           Series     Class    Interest Rate      Interest Calculation
                           -------    -----    -------------      --------------------
                             2002      A-1       See Below        28-Day Auction Rate
                             2002      A-2       See Below        28-Day Auction Rate
                             2002      A-3       See Below        28-Day Auction Rate
                             2002      A-4       See Below        28-Day Auction Rate
                             2002      A-5       See Below        28-Day Auction Rate
                             2002      A-6       See Below        28-Day Auction Rate
                             2002      A-7       See Below        28-Day Auction Rate
                             2002      A-8       See Below        28-Day Auction Rate
                             2002      A-9       See Below        28-Day Auction Rate
                             2002      B-1       See Below        28-Day Auction Rate
                            2002-2     A-10      See Below        28-Day Auction Rate
                            2002-2     A-11      See Below        28-Day Auction Rate
                            2002-2     A-12      See Below        28-Day Auction Rate
                            2002-2     A-13      See Below        28-Day Auction Rate
                            2002-2     A-14      See Below        28-Day Auction Rate
                            2002-2     A-15      See Below        28-Day Auction Rate
                            2002-2     A-16      See Below        28-Day Auction Rate
                            2002-2     A-17      See Below        28-Day Auction Rate
                            2002-2     A-18      See Below        28-Day Auction Rate
                            2002-2     A-19      See Below        28-Day Auction Rate
                            2002-2     A-20      See Below        28-Day Auction Rate
                            2002-2     A-21      See Below        28-Day Auction Rate
                            2002-2     A-22      See Below        28-Day Auction Rate
                            2002-2     A-23      See Below        28-Day Auction Rate
                            2002-2     A-24      See Below        28-Day Auction Rate
                            2002-2     A-25      See Below        28-Day Auction Rate
                            2002-2     A-26      See Below        28-Day Auction Rate
                            2002-2     A-27      See Below        28-Day Auction Rate
                            2002-2     A-28      See Below        28-Day Auction Rate
                            2002-2     A-29      See Below        28-Day Auction Rate
                            2002-2     A-30      See Below        28-Day Auction Rate
                            2002-2     B-2       See Below        28-Day Auction Rate
                            2002-2     B-3       See Below        28-Day Auction Rate
                            2002-2     B-4       See Below        28-Day Auction Rate
                            2003-1     A-1       See Below         7-Day Auction Rate
                            2003-1     A-2       See Below        28-Day Auction Rate
                            2003-1     A-3       See Below        28-Day Auction Rate
                            2003-1     A-4       See Below        28-Day Auction Rate
                            2003-1     A-5       See Below        28-Day Auction Rate
                            2003-1     A-6       See Below        28-Day Auction Rate
                            2003-1     A-7       See Below        28-Day Auction Rate
                            2003-1     A-8       See Below        28-Day Auction Rate
                            2003-1     A-9       See Below        28-Day Auction Rate
                            2003-1     A-10      See Below        28-Day Auction Rate
                            2003-1     B-1       See Below        28-Day Auction Rate
                            2003-1     B-2       See Below        28-Day Auction Rate
     Weighted average rate for Notes above       2.88554%

      Series      Class     Libor Rate     Spread          Rate         Interest Calculation
      -------     -----     ----------     -------         ----         --------------------
       2003-2      A-1       2.70000%       0.03%        2.73000%        Floating Rate Note
       2003-2      A-2       2.70000%       0.14%        2.84000%        Floating Rate Note
       2003-2      A-3       2.70000%       0.20%        2.90000%        Floating Rate Note
       2004-1      A-1       2.70000%       0.05%        2.75000%        Floating Rate Note
       2004-1      A-2       2.70000%       0.11%        2.81000%        Floating Rate Note
       2004-1      A-3       2.70000%       0.16%        2.86000%        Floating Rate Note
       2004-1      A-4       2.70000%       0.19%        2.89000%        Floating Rate Note
       2004-1      B-1                                   3.2000%            Auction Rate
       2005-1      A-1       2.7150%        0.03%        2.7450%         Floating Rate Note
       2005-1      A-2       2.7150%        0.10%        2.8150%         Floating Rate Note
       2005-1      A-3       2.7150%        0.12%        2.8350%         Floating Rate Note
       2005-1      A-4       2.7150%        0.15%        2.8650%         Floating Rate Note
       2005-1      A-5       2.7150%        0.20%        2.9150%         Floating Rate Note
       2005-1      B-1                                   3.2500%            Auction Rate
(g)	the amount of the servicing fees allocated to the Servicers as of the close of business on the last day of March 2005; Servicing fees $1,103,057.84

(h)	the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Trustee, the Eligible Lender Trustee and the Verification Agent, all allocated as of the close of business on the last day of March 2005;

                                      Fee                       Amount
                                      ---                       ------
                                       Administration    $1,138,574.42
                                        Auction Agent        $6,513.37
                                         Market Agent            $0.00
                                    Calculation Agent            $0.00
                                        Broker-Dealer      $750,201.30
                                     Delaware Trustee            $0.00
                                              Trustee       $35,398.99
                              Eligible Lender Trustee            $0.00
                                   Verification Agent            $0.00
(i)	the amount of principal and interest received during March 2005 relating to Financed Student Loans; Amount of principal and interest received $106,005,577.43

(j)	the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of March 2005;

Amount of payment attributable to amounts in the Reserve Fund Amount of any other withdrawals from the Reserve Fund Ending Balance of Reserve Fund	$0.00 $0.00 $ 54,485,250.00

(k)	the portion, if any, of the payments made on the Notes as described in sections (a) or (b) above during March 2005 attributable to amounts on deposit in the Acquisition Fund;

Payments from the Acquisition Fund $0.00

(l)	the aggregate amount, if any, paid by the Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund subsequent to the closing date of the series 2005-1 Notes;

Amounts paid to acquire Student Loans $1,225,737,947.31

(m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Debt Service Fund;

Amounts in Acquisition fund to be transferred to the Debt Service Fund $0.00

(n)	the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during March 2005; Amounts paid for Financed Student Loans purchased from the Trust $0.00

(o)	the number and principal amount of Financed Student Loans, as of the close of business on the last day of March 2005, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

                                                    Number            Amount
                                                    ------            ------
           (i)  0 to 30 days delinquent              632,363     6,537,227,857.75
          (ii)  31 to 60 days delinquent              10,774       118,114,989.51
         (iii)  61 to 90 days delinquent               6,207        62,039,096.58
          (iv)  91 to 120 days delinquent              4,208        34,375,526.20
           (v)  > 120 day delinquent                   9,864        74,342,429.63
          (vi)  & claims filed                         1,799        12,713,956.00
                                                       -----        -------------
                Total                                665,215     6,838,813,855.67
(p)	the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of March 2005; and

Value of the Trust Estate                                      $7,131,611,702.43

Outstanding Principal amount of the Notes $7,264,700,000.00

(q)	the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment as of the close of business on the last day of March 2005.

(i) (ii) (iii)	Outstanding rejected federal reimbursement claims Financed Student Loans in forbearance Financed Student Loans in deferment	Number 9 32,199 59,443	Percentage 0.00% 8.19% 12.53%